Income Taxes (Details) - Schedule of Reconciliation of Income Tax Expense Recognized from Statutory to Effective ISR Rate - MXN ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Reconciliation of Income Tax Expense Recognized from Statutory to Effective ISR Rate [Abstract]
Profit before income tax		$ 1,431,122	$ 1,386,884	$ 2,562,495
Tax rate		30.00%	30.00%	30.00%
Income tax expense calculated at 30% statutory tax rate		$ 429,337	$ 416,065	$ 768,749
Inflation effects, net		17,730	3,536	25,039
Non-deductible expenses	[1]	65,978	148,569	5,790
Share-based payments		1,403	1,780	1,744
Other items, net		(94,604)	(53,030)	13,234
Total income taxes		$ 384,384	$ 516,920	$ 814,556
Income tax rate		27.00%	37.00%	32.00%

[1]	Includes (i) certain payroll expenses which are partially deductible as grocery vouchers, help for transportation, life and major medical expenses insurance, among others; and (ii) certain cost of sales expenses as samples and obsolescence items.